UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 27, 2009
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	001-31306	98-0366361

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 26, 2009, pursuant to the previously announced Agreement and Plan of Merger, Reorganization and Consolidation, dated as of December 19, 2008 (as amended, the “Merger Agreement”), among Noble Corporation, a Cayman Islands Company (“Noble-Cayman”), Noble Corporation, a Swiss corporation (“Noble-Switzerland”), and Noble Cayman Acquisition Ltd., a Cayman Islands company and a wholly-owned subsidiary of Noble-Switzerland (“Noble-Acquisition”), Noble-Cayman merged by way of schemes of arrangement under Cayman Islands law (the “Schemes of Arrangement”) with Noble-Acquisition, with Noble-Cayman as the surviving company (the “Transaction”). Under the terms of the Schemes of Arrangement, each holder of Noble-Cayman ordinary shares outstanding immediately prior to the Transaction received, through an exchange agent, one Noble-Switzerland registered share in exchange for each outstanding Noble-Cayman ordinary share.
     As a result of the Transaction, the rights of Noble-Cayman shareholders (who are now Noble-Switzerland shareholders) are governed by Noble-Switzerland’s articles of association and by-laws, which are filed as Exhibits 3.1 and 3.2, respectively, to Noble-Switzerland’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 27, 2009 (the “March 27, 2009 Form 8-K”) and are incorporated by reference herein. The descriptions of Noble-Switzerland’s articles of association and by-laws contained under the caption “Description of Noble-Switzerland Shares” in the March 27, 2009 Form 8-K are incorporated by reference herein.
     Pursuant to the Merger Agreement, Noble-Cayman amended and restated its memorandum and articles of association effective March 27, 2009. On March 30, 2009, Noble-Cayman amended and restated its memorandum and articles of association to replace the provisions of Article 44 related to indemnification and limitation of liability. The amended and restated memorandum and articles of association (as of March 30, 2009) are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
3.1	—	Memorandum and Articles of Association of Noble Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: March 30, 2009	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President and Chief Financial Officer, Treasurer and Controller

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
3.1	—	Memorandum and Articles of Association of Noble Corporation.